Transactions with Morningstar Foods, LLC ("Morningstar")	3 Months Ended
Mar. 31, 2013
Transactions with Morningstar Foods, LLC ("Morningstar")

2. Transactions with Morningstar Foods, LLC (“Morningstar”)

On January 3, 2013 Dean Foods sold Morningstar to an unaffiliated third party, and therefore Morningstar is no longer considered a related party. In connection with this sale, we modified certain of the commercial agreements between us and Morningstar. These modifications, with the exception of the Morningstar Asset Purchase Agreement, are primarily timing modifications and will not have a material impact on our results of operations.

Morningstar Asset Purchase Agreement

In connection with Dean Foods’ sale of Morningstar, we agreed to terminate an option to purchase plant capacity and property at a Morningstar facility, sell to Morningstar certain manufacturing equipment used to produce certain WhiteWave products, and execute certain other transactions. The agreement was executed on December 2, 2012, but became effective on January 3, 2013, immediately prior to the completion of Dean Foods’ sale of Morningstar, and we received proceeds of $60 million as consideration. This transaction was accounted for as a contribution to equity and a purchase by Dean Foods. The proceeds were used to repay a portion of the outstanding balance under the senior secured credit facilities.

Transitional Sales Agreements

In connection with and effective as of our initial public offering, we entered into an agreement with Morningstar, a then wholly-owned Dean Foods subsidiary, pursuant to which Morningstar transfers back to us responsibility for sales and associated costs of certain WhiteWave products over a term of up to nine months after the completion of the Morningstar sale. During the three months ended March 31, 2013, Morningstar provided certain transitional services to us which include, but are not limited to, taking and filling orders, collecting receivables, and shipping products to our customers. Morningstar remits to us the cash representing the net profit collected from these product sales until such time as the sales are transitioned to us. The net effect of the agreement is reflected as transitional sales fees of $1.8 million in our unaudited condensed consolidated statement of operations, representing gross billings to customers by Morningstar of $19.3 million for the three months ended March 31, 2013.

We also entered into an agreement with Morningstar pursuant to which we will transfer to Morningstar responsibility for the sales and associated costs of our aerosol whipped topping and other non-core products over a 15-month term. During this term, we will provide certain transitional services to Morningstar which include, but are not limited to, taking and filling orders, collecting receivables and shipping products to customers. We will remit to Morningstar the net profit associated with these product sales until such time as the sales are transitioned to Morningstar. The net fees remitted for the three months ended March 31, 2013 were $0.7 million.